EXHIBIT 24
                              POWER OF ATTORNEY

KNOW ALL PERSON BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Ike G. Batalis and Charles V. Turean, or either individually, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution , for him in his name, place and stead, in any and all capacities to sign MetroBanCorp's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or this substitute, may lawfully do or cause to be done by virtue hereof.

By:  /s/ Chris G. Batalis                           February 27, 1998
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     Chris G. Batalis, Director

By:  /s/ Terry L. Eaton                             February 27, 1998
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     Terry L. Eaton, Director

By:  /s/ Evans M. Harrell                           February 27, 1998
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     Evans M. Harrell, Director

By:  /s/ Edward G. McMahon                          February 27, 1998
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     Edward G. McMahon, Director

By:  /s/ Robert L. Lauth, Jr.                       February 27, 1998
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     Robert L. Lauth, Jr., Director

By:  /s/ Larry E. Reed                              February 27, 1998
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     Larry E. Reed, Director

By:  /s/ Russell D. Richardson                      February 27, 1998
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     Russell D. Richardson, Director

By:  /s/ Edward R. Schmidt                          February 27, 1998
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     Edward R. Schmidt, Director

By:  /s/ Donald F. Walter                           February 27, 1998
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     Donald F. Walter, Director